ADVR\agr\reg.rights.01
                                                                  EXHIBIT 10.2
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"),  dated as of June
                                                ---------
12, 2001, by and among MEDIX RESOURCES INC., a Colorado corporation,  with its principal  office  located at 305 Madison  Avenue,  Suite 2033,  New York, New
York 10165(the  "Company"),  and CORNELL  CAPITAL  PARTNERS,  L.P., a Delaware
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limited  partnership  and DUTCHESS  PRIVATE  EQUITIES,  FUND,  L.P. a Delaware
limited partnership (the  "Investors" ).
                           ---------

      WHEREAS:

      A.    In  connection  with the Equity  Line of Credit  Agreement  by and among the parties  hereto of even date  herewith  (the "Equity Line of Credit
                                                        ----------------------
Agreement"),  the  Company  has  agreed,  upon the  terms and  subject  to the
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conditions  of the Equity Line of Credit  Agreement,  to issue and sell to the
Investors  that  number of shares of the  Company's  common  stock,  par value
$0.001 per share (the "Common Stock"),  which can be purchased pursuant to the
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terms of the Equity Line of Credit  Agreement for an aggregate  purchase price of up to  $10,000,000.  Capitalized  terms not defined  herein  shall have the meaning ascribed to them in the Equity Line of Credit Agreement.

      B.    To induce the  Investors to execute and deliver the Equity Line of
Credit  Agreement,  the  Company  has agreed to provide  certain  registration rights  under  the  Securities  Act of 1933,  as  amended,  and the  rules and regulations there under, or any similar successor statute  (collectively,  the
"1933 Act"), and applicable state securities laws.
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      NOW,  THEREFORE,  in  consideration  of  the  premises  and  the  mutual covenants  contained  herein and other good and  valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged,  the Company and the
Investors hereby agree as follows:

      1.    DEFINITIONS.
            -----------

            As used in this  Agreement,  the  following  terms  shall have the following meanings:

            a.    "Person" means a corporation,  a limited liability  company,
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an association, a partnership,  an organization,  a business, an individual, a governmental or political subdivision thereof or a governmental agency.

            b.    "Register,"  "registered,"  and  "registration"  refer  to a
                   --------     ----------          ------------
registration  effected  by  preparing  and  filing  one or  more  Registration
Statements (as defined below) in compliance  with the 1933 Act and pursuant to
Rule 415 under  the 1933 Act or any  successor  rule  providing  for  offering securities on a continuous or delayed basis ("Rule 415"),  and the declaration
                                              --------
or ordering of effectiveness of such  Registration  Statement(s) by the United
States Securities and Exchange Commission (the "SEC").
                                                ---

            c.    "Registrable  Securities"  means the shares of Common  Stock
                   -----------------------
issuable to the Investors pursuant to the Equity Line of Credit Agreement.

            d.    "Registration  Statement"  means  a  registration  statement
                   -----------------------
under the 1933 Act which covers the Registrable Securities.

      2.    REGISTRATION.
            ------------

            a.    Mandatory  Registration.  The Company shall prepare and file
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with the SEC a  Registration  Statement on Form S-2 covering the resale of all of the Registrable  Securities and up to one hundred thousand (100,000) shares of the  Company's  Common Stock to be sold by other selling  shareholders.  In the event that Form S-2 is unavailable  for such a  registration,  the Company shall  use  such  other  form as is  available  for such a  registration.  The
Company shall cause such  Registration  Statement to be declared  effective by the SEC prior to the first sale to  Investors  of the  Company's  Common Stock pursuant to the Equity Line of Credit Agreement.

            b.    Ineligibility  for  Form  S-3.  Although  Form  S-3  is  not
                  -----------------------------
available  for the  registration  of  Registrable  Securities  hereunder,  the
Company shall (i) register the sale of the  Registrable  Securities on another appropriate form and (ii) undertake to register the Registrable  Securities on
Form S-3 as soon as such form is  available,  provided  that the Company shall maintain the effectiveness of the Registration  Statement then in effect until such time as a  Registration  Statement on Form S-3  covering the  Registrable
Securities has been declared effective by the SEC.

            c.    Sufficient  Number  of Shares  Registered.  In the event the
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number of shares  available  under a Registration  Statement filed pursuant to
Section 2(a) is insufficient  to cover all of the  Registrable  Securities the
Investors has purchased  pursuant to the Equity Line of Credit Agreement,  the
Company shall amend the  Registration  Statement,  or file a new  Registration
Statement (on the short form available therefore, if applicable),  or both, so as to cover all of such  Registrable  Securities  the  Investors has purchased pursuant to the Equity Line of Credit  Agreement as soon as  practicable,  but in any event not later than  fifteen (15) days after the  necessity  therefore arises.  The Company shall use it best efforts to cause such amendment  and/or new  Registration  Statement  to  become  effective  as  soon  as  practicable following the filing  thereof.  For purposes of the foregoing  provision,  the number of shares  available  under a  Registration  Statement  shall be deemed
"insufficient  to cover all of the Registrable  Securities" if at any time the number  of  Registrable  Securities  issuable  on an  Advance  Notice  Date is
greater   than  the  number  of  shares   available   for  resale  under  such
Registration Statement.

      3.    RELATED OBLIGATIONS.
            -------------------

            a.    The Company shall keep the Registration  Statement effective pursuant  to Rule 415 at all times  until the earlier of (i) the date on which the Investors shall have sold all the Registrable  Securities  covered by such
Registration  Statement  or (ii) the date on which the  Investors  are able to sell all shares held by them  pursuant  to Rule 144(k)  which in any case will not occur less than two (2) years from the last  Advance (the  "Registration
                                                                --------------
Period"),   which   Registration   Statement   (including  any  amendments  or
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supplements thereto and prospectuses  contained therein) shall not contain any untrue  statement of a material fact or omit to state a material fact required to be stated therein,  or necessary to make the statements  therein,  in light of the circumstances in which they were made, not misleading.

            b.    The  Company  shall  prepare  and  file  with  the SEC  such
amendments  (including   post-effective   amendments)  and  supplements  to  a
Registration  Statement  and the  prospectus  used  in  connection  with  such
Registration  Statement,  which prospectus is to be filed pursuant to Rule 424 promulgated  under the 1933 Act, as may be necessary to keep such Registration
Statement  effective at all times during the Registration  Period, and, during such period,  comply with the  provisions  of the 1933 Act with respect to the disposition  of all  Registrable  Securities  of the  Company  covered by such
Registration  Statement  until  earlier of (i) the date on which the Investors shall have sold all the Registrable  Securities  covered by such  Registration
Statement or (ii) the date on which the  Investors are able to sell all shares held by them  pursuant  to Rule  144(k)  which in any case will not occur less than two (2)  years  from  the last  Advance  In the  case of  amendments  and supplements  to a  Registration  Statement  which  are  required  to be  filed pursuant  to this  Agreement  (including  pursuant  to this  Section  3(b)) by reason of the  Company's  filing a report on Form 10-KSB,  Form 10-QSB or Form
8-KSB or any analogous  report under the  Securities  Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have  incorporated  such report by
              --------
reference into the Registration Statement,  if applicable,  or shall file such amendments or  supplements  with the SEC on the same day on which the 1934 Act report is filed  which  created  the  requirement  for the Company to amend or supplement the Registration Statement.

            c.    The Company  shall  furnish the  Investors  without  charge,
(i) at least one copy of such Registration  Statement as declared effective by the SEC and any  amendment(s)  thereto,  including  financial  statements  and schedules,  all documents incorporated therein by reference,  all exhibits and each  preliminary  prospectus,  (ii) ten (10)  copies of the final  prospectus included in such  Registration  Statement and all amendments  and  supplements thereto  (or such  other  number of copies as such  Investors  may  reasonably request)  and (iii) such other  documents  as such  Investors  may  reasonably request  from  time to time in  order to  facilitate  the  disposition  of the
Registrable Securities owned by such Investors.

            d.    The Company  shall use its best  efforts to (i) register and qualify the Registrable  Securities covered by a Registration  Statement under such other  securities or "blue sky" laws of such  jurisdictions in the United
States as any Investors reasonably requests,  including but not limited to the laws of the State of Delaware,  New York,  and  Connecticut,  (ii) prepare and
file  in  those  jurisdictions,   such  amendments  (including  post-effective
amendments) and supplements to such  registrations  and  qualifications as may be necessary to maintain the  effectiveness  thereof  during the  Registration
Period,  (iii) take such other  actions as may be necessary  to maintain  such
registrations   and   qualifications   in  effect  at  all  times  during  the
Registration  Period, and (iv) take all other actions reasonably  necessary or
advisable   to  qualify   the   Registrable   Securities   for  sale  in  such
jurisdictions;  provided,  however,  that the Company shall not be required in connection  therewith or as a condition  thereto to (w) make any change to its certificate  of  incorporation  or by-laws,  (x) qualify to do business in any jurisdiction  where it would not otherwise be required to qualify but for this
Section   3(d),   (y)  subject   itself  to  general   taxation  in  any  such
jurisdiction,  or (z) file a general consent to service of process in any such jurisdiction.  The Company shall promptly  notify the Investors of the receipt by the  Company of any  notification  with  respect to the  suspension  of the registration or  qualification  of any of the Registrable  Securities for sale under the  securities  or "blue  sky" laws of any  jurisdiction  in the United
States or its  receipt  of actual  notice of the  initiation  or threat of any proceeding for such purpose.

            e.    As  promptly as  practicable  after  becoming  aware of such event or  development,  the Company  shall notify the  Investors in writing of the happening of any event as a result of which the  prospectus  included in a
Registration  Statement,  as then in effect, includes an untrue statement of a material  fact or  omission  to state a material  fact  required  to be stated
therein  or  necessary  to  make  the  statements  therein,  in  light  of the circumstances under which they were made, not misleading  (provided that in no event shall such notice  contain any  material,  nonpublic  information),  and promptly prepare a supplement or amendment to such  Registration  Statement to correct  such untrue  statement  or  omission,  and deliver ten (10) copies of such  supplement  or  amendment  to each  Investors.  The  Company  shall also promptly  notify  the  Investors  in  writing  (i)  when a  prospectus  or any prospectus  supplement or post-effective  amendment has been filed, and when a
Registration  Statement or any  post-effective  amendment has become effective
(notification  of such  effectiveness  shall be delivered to the  Investors by facsimile on the same day of such  effectiveness),  (ii) of any request by the
SEC for  amendments  or  supplements  to a  Registration  Statement or related prospectus  or  related  information,  and (iii) of the  Company's  reasonable determination  that a  post-effective  amendment to a  Registration  Statement would be appropriate.

            f.    The  Company  shall  use its best  efforts  to  prevent  the issuance  of  any  stop  order  or  other  suspension  of  effectiveness  of a
Registration  Statement,  or the suspension of the qualification of any of the
Registrable  Securities for sale in any jurisdiction  within the United States of  America  and,  if such an order or  suspension  is  issued,  to obtain the withdrawal of such order or suspension at the earliest  possible moment and to notify the Investors of the issuance of such order and the resolution  thereof or its receipt of actual notice of the  initiation or threat of any proceeding for such purpose.

            g.    At the  reasonable  request of any  Investors,  the  Company shall  furnish  to such  Investors,  on the date of the  effectiveness  of the
Registration  Statement and  thereafter  from time to time on such dates as an
Investors  may  reasonably  request  (i) a letter,  dated such date,  from the
Company's  independent  certified public  accountants in form and substance as
is  customarily   given  by  independent   certified  public   accountants  to
underwriters in an underwritten  public offering,  and (ii) an opinion,  dated as of such date,  of counsel  representing  the Company  for  purposes of such
Registration  Statement,  in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

            h.    At the  reasonable  request of the  Investors,  the  Company shall make  available for inspection by (i) any Investors and (ii) one firm of accountants  or other  agents  retained by the  Investors  (collectively,  the
"Inspectors")  all  pertinent  financial  and  other  records,  and  pertinent
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corporate  documents  and  properties  of  the  Company   (collectively,   the
"Records"),  as shall be reasonably  deemed  necessary by each Inspector,  and
cause  the  Company's   officers,   directors  and  employees  to  supply  all
information  which any Inspector may reasonably  request;  provided,  however, that each Inspector shall agree, and the Investors  hereby agrees,  to hold in strict  confidence and shall not make any disclosure  (except to an Investors)
or use of any Record or other  information  which the  Company  determines  in good faith to be confidential,  and of which  determination the Inspectors are so notified,  unless (a) the  disclosure of such Records is necessary to avoid or correct a  misstatement  or omission in any  Registration  Statement  or is otherwise  required  under the 1933 Act,  (b) the  release of such  Records is ordered pursuant to a final,  non-appealable subpoena or order from a court or government  body of competent  jurisdiction,  or (c) the  information  in such
Records  has  been  made  generally  available  to the  public  other  than by disclosure in violation of this or any other  agreement of which the Inspector and the Investors has  knowledge.  The  Investors  agrees that it shall,  upon learning  that  disclosure  of such  Records  is  sought  in or by a court  or governmental  body of competent  jurisdiction  or through  other  means,  give prompt  notice to the  Company  and  allow the  Company,  at its  expense,  to undertake  appropriate  action  to  prevent  disclosure  of,  or to  obtain  a protective order for, the Records deemed confidential.

            i.    The  Company  shall  hold in  confidence  and not  make  any disclosure  of  information  concerning  an Investors  provided to the Company unless (i) disclosure of such  information is necessary to comply with federal or  state  securities  laws,  (ii)  the  disclosure  of  such  information  is necessary to avoid or correct a misstatement  or omission in any  Registration
Statement,  (iii) the  release of such  information  is ordered  pursuant to a subpoena or other  final,  non-appealable  order from a court or  governmental body of  competent  jurisdiction,  or (iv)  such  information  has  been  made generally  available  to the public other than by  disclosure  in violation of this  Agreement  or any other  agreement.  The  Company  agrees that it shall, upon learning that disclosure of such  information  concerning an Investors is sought in or by a court or  governmental  body of  competent  jurisdiction  or through other means,  give prompt  written  notice to such Investors and allow such Investors,  at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            j.    The Company  shall use its best efforts  either to cause all the  Registrable  Securities  covered by a  Registration  Statement  (i) to be listed on each  securities  exchange on which  securities of the same class or series  issued by the Company are then listed,  if any, if the listing of such
Registrable  Securities is then permitted  under the rules of such exchange or
(ii) if the Company  satisfies the  applicable  listing  requirements,  secure designation  and quotation of all the  Registrable  Securities  covered by the
Registration  Statement on the Nasdaq  National  Market or The Nasdaq SmallCap
Market or, if,  despite the  Company's  best efforts to satisfy the  preceding clause (i) or (ii),  the Company is  unsuccessful  in satisfying the preceding clause (i) or (ii),  to secure the  inclusion  for  quotation  on the National
Association  of  Securities   Dealers,   Inc.  OTC  Bulletin  Board  for  such
Registrable  Securities.  The  Company  shall  pay all  fees and  expenses  in connection with satisfying its obligation under this Section 3(j).

            k.    The Company shall  cooperate  with the Investors and, to the extent  applicable,  to  facilitate  the timely  preparation  and  delivery of
certificates   (not  bearing  any   restrictive   legend)   representing   the
Registrable  Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such  denominations or amounts,  as the case may be, as the Investors may  reasonably  request and registered in such names as the  Investors  may request,  subject to Section 3.12 of the Equity Line of
Credit Agreement.

            l.    The  Company  shall  use  its  best  efforts  to  cause  the
Registrable Securities covered by the applicable  Registration Statement to be
registered   with  or  approved  by  such  other   governmental   agencies  or
authorities  as may  be  necessary  to  consummate  the  disposition  of  such
Registrable Securities.

            m.    The Company shall make  generally  available to its security holders  as soon as  practical,  but not later than 90 days after the close of the period covered thereby,  an earnings statement (in form complying with the provisions  of Rule 158 under the 1933 Act)  covering  a  twelve-month  period beginning  not later than the first day of the Company's  fiscal  quarter next following the effective date of the Registration Statement.

            n.    The Company  shall  otherwise use its best efforts to comply with all applicable  rules and  regulations of the SEC in connection  with any registration hereunder.

            o.    Within two (2) business days after a Registration  Statement which  covers  Registrable  Securities  is ordered  effective  by the SEC, the
Company  shall  deliver,  and shall  cause  legal  counsel  for the Company to deliver,  to the transfer agent for such  Registrable  Securities (with copies
to  the  Investors   whose   Registrable   Securities  are  included  in  such
Registration  Statement)  confirmation  that such  Registration  Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.
                                                                  ---------

            p.    The  Company  shall  take  all  other   reasonable   actions
necessary  to  expedite  and  facilitate   disposition  by  the  Investors  of
Registrable Securities pursuant to a Registration Statement.

      4.    OBLIGATIONS OF THE INVESTORS.
            ----------------------------

            The  Investors  agrees  that,  upon receipt of any notice from the
Company of the  happening  of any event of the kind  described in Section 3(f)
or the first  sentence of 3(e),  the Investors  will  immediately  discontinue
disposition   of   Registrable   Securities   pursuant  to  any   Registration
Statement(s)  covering  such  Registrable  Securities  until  such  Investors'
receipt of the copies of the supplemented or amended  prospectus  contemplated by Section  3(e) or receipt  of notice  that no  supplement  or  amendment  is required.  Notwithstanding  anything to the contrary,  the Company shall cause its transfer  agent to deliver  unlegended  certificates  for shares of Common
Stock to a  transferee  of an Investors  in  accordance  with the terms of the
Equity Line of Credit  Agreement in  connection  with any sale of  Registrable
Securities  with respect to which an Investors has entered into a contract for sale  prior to the  Investors'  receipt  of a notice  from the  Company of the happening  of any event of the kind  described  in  Section  3(f) or the first sentence of 3(e) and for which the Investors has not yet settled.

      5.    EXPENSES OF REGISTRATION.
            ------------------------

            All expenses  (except  commissions)  incurred in  connection  with registrations,  filings  or  qualifications  pursuant  to  Sections  2 and  3, including,  without limitation,  all registration,  listing and qualifications fees,  printers,  legal  and  accounting  fees  shall be paid by the  Company, subject  to the  agreements  set forth in Section  12.4 of the Equity  Line of
Credit Agreement.

      6.    INDEMNIFICATION.
            ---------------

            With  respect to  Registrable  Securities  which are included in a
Registration Statement under this Agreement:

            a.    To the fullest  extent  permitted by law, the Company  will, and hereby  does,  indemnify,  hold  harmless and defend each  Investors,  the directors,  officers,  partners,  employees,  agents,  representatives of, and each Person,  if any, who  controls  any  Investors  within the meaning of the
1933 Act or the 1934 Act (each, an "Indemnified Person"),  against any losses,
                                    ------------------
claims, damages,  liabilities,  judgments,  fines, penalties,  charges, costs, reasonable  attorneys' fees, amounts paid in settlement or expenses,  joint or several  (collectively,  "Claims")  incurred in  investigating,  preparing  or
                          ------
defending any action,  claim,  suit,  inquiry,  proceeding,  investigation  or appeal  taken  from the  foregoing  by or before  any  court or  governmental, administrative  or other regulatory  agency,  body or the SEC, whether pending or  threatened,  whether  or not an  indemnified  party  is or may be a  party thereto  ("Indemnified  Damages"),  to which  any of them may  become  subject
           --------------------
insofar  as such  Claims (or  actions or  proceedings,  whether  commenced  or threatened,  in  respect  thereof)  arise  out of or are based  upon:  (i) any untrue  statement  or  alleged  untrue  statement  of  a  material  fact  in a
Registration  Statement  or any  post-effective  amendment  thereto  or in any filing made in connection  with the  qualification  of the offering  under the securities or other "blue sky" laws of any  jurisdiction in which  Registrable
Securities  are  offered  ("Blue  Sky  Filing"),  or the  omission  or alleged
                            -----------------
omission to state a material fact  required to be stated  therein or necessary to make the statements  therein not misleading;  (ii) any untrue  statement or alleged untrue  statement of a material fact contained in any final prospectus
(as amended or  supplemented,  if the Company files any  amendment  thereof or supplement  thereto with the SEC) or the omission or alleged omission to state therein any material fact  necessary to make the statements  made therein,  in light of the circumstances  under which the statements  therein were made, not misleading;  or (iii) any violation or alleged violation by the Company of the
1933 Act,  the 1934 Act, any other law,  including,  without  limitation,  any state  securities  law, or any rule or regulation  there under relating to the offer  or  sale  of the  Registrable  Securities  pursuant  to a  Registration
Statement  (the  matters in the  foregoing  clauses (i) through  (iii)  being, collectively,  "Violations").  The Company  shall  reimburse the Investors and
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any  controlling  person  promptly as such  expenses  are incurred and are due and payable,  for any legal fees or disbursements or other reasonable expenses incurred  by them in  connection  with  investigating  or  defending  any such
Claim.   Notwithstanding  anything  to  the  contrary  contained  herein,  the indemnification  agreement contained in this Section 6(a): (x) shall not apply to a Claim by an  Indemnified  Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information  furnished in writing  to the  Company  by  such  Indemnified  Person  expressly  for use in connection  with the  preparation  of the  Registration  Statement or any such amendment  thereof or  supplement  thereto;  (y) shall not be available to the extent  such  Claim is based on a failure  of the  Investors  to deliver or to cause to be delivered the prospectus  made  available by the Company,  if such prospectus was timely made available by the Company  pursuant to Section 3(d);
and (z) shall not apply to  amounts  paid in  settlement  of any Claim if such settlement  is effected  without  the prior  written  consent of the  Company, which  consent  shall  not be  unreasonably  withheld.  Such  indemnity  shall remain in full force and effect regardless of any investigation  made by or on behalf  of the  Indemnified  Person  and shall  survive  the  transfer  of the
Registrable Securities by the Investors pursuant to Section 9.

            b.    In connection with a Registration  Statement,  the Investors agree to severally and not jointly  indemnify,  hold  harmless and defend,  to the same  extent and in the same manner as is set forth in Section  6(a),  the
Company,  each  of  its  directors,   each  of  its  officers  who  signs  the
Registration  Statement  and each  Person,  if any,  who  controls the Company within  the  meaning  of the 1933 Act or the 1934 Act (each an  "Indemnified
                                                                 -------------
Party"),  against  any Claim or  Indemnified  Damages to which any of them may become  subject,  under the 1933 Act,  the 1934 Act or  otherwise,  insofar as such  Claim  or  Indemnified  Damages  arise  out  of or  is  based  upon  any
Violation,  in each  case to the  extent,  and only to the  extent,  that such
Violation  occurs in reliance upon and in conformity with written  information furnished  to the Company by the  Investors  expressly  for use in  connection
with  such  Registration   Statement;   and,  subject  to  Section  6(d),  the
Investors will reimburse any legal or other  expenses  reasonably  incurred by them in connection with  investigating or defending any such Claim;  provided, however,  that the indemnity  agreement contained in this Section 6(b) and the agreement with respect to contribution  contained in Section 7 shall not apply to amounts  paid in  settlement  of any Claim if such  settlement  is effected without the prior written  consent of the  Investors,  which consent shall not be  unreasonably  withheld;  provided,  further,  however,  that the Investors shall be liable  under this  Section  6(b) for only that  amount of a Claim or
Indemnified  Damages as does not exceed the net  proceeds to the  Investors as a result of the sale of Registrable  Securities  pursuant to such Registration
Statement.  Such  indemnity  shall remain in full force and effect  regardless of any investigation  made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable  Securities by the Investors  pursuant to Section 9.  Notwithstanding  anything to the contrary contained herein, the indemnification  agreement  contained in this Section 6(b) with respect to any prospectus  shall not inure to the  benefit  of any  Indemnified  Party if the untrue  statement or omission of material fact contained in the prospectus was corrected and such new  prospectus  was  delivered to the  Investors  prior to such Investors' use of the prospectus to which the Claim relates.

            c.    Promptly   after  receipt  by  an   Indemnified   Person  or
Indemnified  Party under this Section 6 of notice of the  commencement  of any action  or  proceeding  (including  any  governmental  action  or  proceeding)
involving a Claim,  such Indemnified  Person or Indemnified  Party shall, if a
Claim in respect  thereof is to be made against any  indemnifying  party under this  Section 6,  deliver to the  indemnifying  party a written  notice of the commencement  thereof,  and the  indemnifying  party  shall  have the right to participate in, and, to the extent the indemnifying party so desires,  jointly with any other indemnifying party similarly noticed,  to assume control of the defense  thereof  with  counsel  reasonably  satisfactory  to the  Indemnified
Person or the Indemnified Party, as the case may be; provided,  however,  that an Indemnified  Person or Indemnified Party shall have the right to retain its own counsel  with the fees and  expenses of not more than one counsel for such
Indemnified Person or Indemnified Party to be paid by the indemnifying  party, if, in the reasonable  opinion of counsel retained by the indemnifying  party, the  representation  by such counsel of the Indemnified  Person or Indemnified
Party  and the  indemnifying  party  would be  inappropriate  due to actual or potential  differing  interests between such Indemnified Person or Indemnified
Party andand the  indemnifying  party.  The  Indemnified  Party or Indemnified
Person shall  cooperate fully with the  indemnifying  party in connection with any  negotiation  or defense of any such  action or claim by the  indemnifying party and shall furnish to the indemnifying  party all information  reasonably available to the  Indemnified  Party or  Indemnified  Person which  relates to such  action or claim.  The  indemnifying  party  shall  keep the  Indemnified
Party or  Indemnified  Person fully  apprised at all times as to the status of
the  defense  or  any  settlement   negotiations  with  respect  thereto.   No
indemnifying party shall be liable for any settlement of any action,  claim or proceeding  effected  without its prior written  consent,  provided,  however, that  the  indemnifying  party  shall  not  unreasonably  withhold,  delay  or condition  its  consent.  No  indemnifying  party  shall,  without  the  prior written consent of the  Indemnified  Party or Indemnified  Person,  consent to entry of any judgment or enter into any settlement or other  compromise  which does not include as an  unconditional  term thereof the giving by the claimant or  plaintiff to such  Indemnified  Party or  Indemnified  Person of a release from  all  liability  in  respect  to  such  claim  or  litigation.  Following indemnification  as provided for hereunder,  the  indemnifying  party shall be subrogated to all rights of the Indemnified  Party or Indemnified  Person with respect to all third  parties,  firms or  corporations  relating to the matter for which  indemnification  has been made.  The  failure  to  deliver  written notice to the indemnifying  party within a reasonable time of the commencement of any such action shall not relieve such indemnifying  party of any liability to the  Indemnified  Person or Indemnified  Party under this Section 6, except to the extent  that the  indemnifying  party is  prejudiced  in its ability to defend such action.

            d.    The  indemnification  required  by this  Section  6 shall be made by  periodic  payments  of the  amount  thereof  during the course of the investigation  or  defense,  as and when  bills are  received  or  Indemnified
Damages are incurred.

            e.    The  indemnity  agreements  contained  herein  shall  be  in addition to (i) any cause of action or similar right of the Indemnified  Party or Indemnified  Person against the indemnifying  party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

      7.    CONTRIBUTION.
            ------------

            To the  extent any  indemnification  by an  indemnifying  party is prohibited  or  limited  by law,  the  indemnifying  party  agrees to make the maximum  contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest  extent  permitted by law;  provided, however,  that: (i) no seller of Registrable  Securities  guilty of fraudulent misrepresentation  (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable  Securities who was not  guilty of  fraudulent  misrepresentation;  and (ii)  contribution  by any seller of Registrable  Securities shall be limited in amount to the net amount of  proceeds  received  by such  seller  from  the  sale  of such  Registrable
Securities.

      8.    REPORTS UNDER THE 1934 ACT.
            --------------------------

            With a view to making  available to the  Investors the benefits of
Rule 144  promulgated  under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the  Investors to sell  securities  of the
Company to the public without registration ("Rule 144") the Company agrees to:
                                             --------

            a.    make and keep public information  available,  as those terms are understood and defined in Rule 144;

            b.    file with the SEC in a timely  manner all  reports and other documents  required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such  requirements (it being understood that nothing  herein shall limit the  Company's  obligations  under Section 6.3) of the Equity Line of Credit  Agreement) and the filing of such reports and other documents  as is deemed  by the  Company  to be  required  for the  applicable provisions of Rule 144; and

            c.    furnish  to the  Investors  so long as such  Investors  owns
Registrable Securities,  promptly upon request, (i) a written statement by the
Company that it has complied with the reporting  requirements of Rule 144, the
1933 Act and the 1934 Act,  (ii) a copy of the most recent annual or quarterly report of the Company and such other  reports  and  documents  so filed by the
Company,  and (iii) such other  information as may be reasonably  requested to permit the  Investors  to sell such  securities  pursuant  to Rule 144 without registration.

9.    ASSIGNMENT OF REGISTRATION RIGHTS.
      ---------------------------------

      Neither this  Agreement  nor any rights of the  Investors  hereunder may be assigned to any other Person.

      10.   AMENDMENT OF REGISTRATION RIGHTS.
            --------------------------------

            Provisions  of this  Agreement  may be amended and the  observance thereof  may be waived  (either  generally  or in a  particular  instance  and either  retroactively or prospectively),  only with the written consent of the
Company and  Investors.  Any amendment or waiver  effected in accordance  with this Section 10 shall be binding upon the Investors  and the Company.  No such amendment  shall be  effective to the extent that it applies to fewer than all of the  holders  of the  Registrable  Securities.  No  consideration  shall be offered or paid to any Person to amend or consent to a waiver or  modification of any provision of any of this Agreement unless the same  consideration  also is offered to all of the parties to this Agreement.

      11.   MISCELLANEOUS.
            -------------

            a.    A Person is deemed to be a holder of Registrable  Securities whenever  such  Person  owns or is deemed to own of  record  such  Registrable
Securities.  If the  Company  receives  conflicting  instructions,  notices or elections  from two or more  Persons  with  respect  to the  same  Registrable
Securities,  the Company shall act upon the basis of  instructions,  notice or election received from the registered owner of such Registrable Securities.

            b.    Any  notices,  consents,  waivers  or  other  communications required or  permitted to be given under the terms of this  Agreement  must be in writing and will be deemed to have been delivered:  (i) upon receipt,  when delivered  personally;  (ii) upon  receipt,  when sent by facsimile  (provided confirmation of transmission is mechanically or  electronically  generated and kept on file by the sending  party);  or (iii) one business day after  deposit with  a  nationally  recognized  overnight  delivery  service,  in  each  case properly  addressed  to the party to  receive  the  same.  The  addresses  and facsimile numbers for such communications shall be:

If to Investors, to:          Cornell Capital Partners, L.P.
                              c/o Yorkville Advisors, LLC
                              521 Fifth Avenue - 17th Floor
                              New York, New York, 10175
                              Attention:  Mark Angelo

With copy to:                 Butler Gonzalez LLP
                              1000 Stuyvesant Avenue
                              Suite 6
                              Union, New Jersey 07083
                              Attention:         David Gonzalez, Esq.
                              Facsimile: (908) 810-0973

                              Dutchess Private Equities Fund, L.P.
                              c/o Dutchess Capital Management, LLC
                              100 Mill Plain Road - 3rd Floor
                              Danbury, CT 06811
                              Attention: Michael Novielli

With Copy to:                 Joseph B. LaRocca, Esq.
                              49 Locust Avenue, Suite 107
                              New Canaan, CT 06840
                              Telephone: (203) 966-0566
                              Facsimile: (203) 966-0363

If to Company, to:            Medix Resources Inc.
                              305 Madison Avenue
                              Suite 2033
                              New York, NY 10165
                              Attention:  Gary L. Smith, Executive Vice
                              President                          Chief
                              Financial Officer
                              Facsimile: (212) 681-9817

With copy to:                 Lyle B. Stewart, Esq.
                              Lyle B. Stewart, P.C.
                              3571 South Quebec Street
                              Denver, CO 80237
                              Facsimile: (303) 267-0922

If to an Investors,  to its address and facsimile number  referenced  herein , with  copies to such  Investors'  representatives  as set  forth  herein or to such other  address  and/or  facsimile  number and/or to the attention of such other person as the recipient  party has specified by written  notice given to each  other  party  five  days  prior  to the  effectiveness  of such  change.
Written  confirmation  of receipt (A) given by the  recipient  of such notice, consent,  waiver or other  communication,  (B) mechanically or  electronically generated  by the  sender's  facsimile  machine  containing  the  time,  date,
recipient   facsimile   number  and  an  image  of  the  first  page  of  such
transmission  or (C) provided by a courier or overnight  courier service shall be rebuttable  evidence of personal  service,  receipt by facsimile or receipt from a nationally  recognized  overnight  delivery  service in accordance with clause (i), (ii) or (iii) above, respectively.

            c.    Failure of any party to exercise  any right or remedy  under this Agreement or otherwise,  or delay by a party in exercising  such right or remedy, shall not operate as a waiver thereof.

            d.    The  corporate  laws of the State of Colorado  shall  govern all issues  concerning the relative rights of the Company and the Investors as its stockholders.  All other questions concerning the construction,  validity, enforcement  and  interpretation  of this  Agreement  shall be governed by the internal  laws of the State of New York,  without  giving effect to any choice of law or conflict of law  provision or rule (whether of the State of New York or any other  jurisdiction)  that would cause the  application  of the laws of any  jurisdiction  other  than  the  State  of New  York.  Each  party  hereby irrevocably  submits  to  the  non-exclusive  jurisdiction  of the  state  and federal courts sitting in the City of New York, Borough of Manhattan,  for the
adjudication  of any dispute  hereunder or in connection  herewith or with any transaction  contemplated  hereby or discussed herein,  and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding,  any claim that it is not personally  subject to the jurisdiction of any such court, that such suit,  action or proceeding is brought in an  inconvenient  forum or that the venue of such suit,  action or proceeding  is improper.  Each party hereby irrevocably  waives personal  service of process and consents to process being served in any such suit,  action or  proceeding  by mailing a copy  thereof to such party at the  address  for such  notices to it under this  Agreement  and agrees that such  service  shall  constitute  good and  sufficient  service of process  and  notice  thereof.  Nothing  contained  herein  shall be deemed to limit in any way any right to serve  process in any manner  permitted  by law.
If any provision of this Agreement  shall be invalid or  unenforceable  in any jurisdiction,  such  invalidity  or  unenforceability  shall  not  affect  the validity  or  enforceability  of the  remainder  of  this  Agreement  in  that jurisdiction  or the  validity  or  enforceability  of any  provision  of this
Agreement  in any other  jurisdiction.  EACH PARTY HEREBY  IRREVOCABLY  WAIVES
ANY  RIGHT IT MAY  HAVE,  AND  AGREES  NOT TO  REQUEST,  A JURY  TRIAL FOR THE
ADJUDICATION  OF ANY DISPUTE  HEREUNDER OR IN  CONNECTION  HEREWITH OR ARISING
OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            e.    This Agreement,  the Equity Line of Credit Agreement and the
Escrow  Agreement  constitute  the entire  agreement  among the parties hereto with  respect  to  the  subject  matter  hereof  and  thereof.  There  are  no restrictions,  promises,  warranties  or  undertakings,  other  than those set forth or referred to herein and therein.  This  Agreement,  the Equity Line of
Credit Agreement and the Escrow  Agreement  supersede all prior agreements and understandings  among the parties  hereto with  respect to the subject  matter hereof and thereof.

            f.    Subject to the  requirements  of  Section 9, this  Agreement shall inure to the  benefit of and be binding  upon the  permitted  successors and assigns of each of the parties hereto.

            g.    The  headings  in  this  Agreement  are for  convenience  of reference only and shall not limit or otherwise affect the meaning hereof.

            h.    This  Agreement  may be executed in identical  counterparts, each of which  shall be deemed an original  but all of which shall  constitute one and the same agreement.  This Agreement,  once executed by a party, may be delivered  to the other party hereto by  facsimile  transmission  of a copy of this  Agreement  bearing  the  signature  of  the  party  so  delivering  this
Agreement.

            i.    Each  party  shall do and  perform,  or cause to be done and performed,  all such  further acts and things,  and shall  execute and deliver all such other  agreements,  certificates,  instruments and documents,  as the other  party  may  reasonably  request  in order to carry out the  intent  and accomplish  the  purposes  of  this  Agreement  and  the  consummation  of the transactions contemplated hereby.

            j.    The  language  used in this  Agreement  will be deemed to be the  language  chosen by the  parties to express  their  mutual  intent and no rules of strict construction will be applied against any party.

            k.    This  Agreement  is intended  for the benefit of the parties hereto and their respective  permitted  successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS  WHEREOF,  the parties have caused this  Registration  Rights
Agreement to be duly executed as of day and year first above written.

                                    MEDIX RESOURCES INC.

                                    By: /s/Gary L. Smith
                                        ----------------
                                    Name: Gary L. Smith
                                    Title:      Executive Vice President
                                    and Chief                  Financial
                                    Officer

                                    CORNELL CAPITAL PARTNERS, L.P.

                                    By: Yorkville Advisors, LLC
                                    Its: General Partner

                                    By: /s/Mark A. Angelo
                                        -----------------
                                    Name: Mark A. Angelo
                                    Title:      Fund Manager

                                    DUTCHESS PRIVATE EQUITIES, FUND L.P.

                                    By: Dutchess Captial Management, LLC
                                    Its: General Partner

                                    By: /s/Michael Novielli
                                        -------------------
                                    Name: Michael Novielli
                                    Title: Fund Manager

                                                                     EXHIBIT A
                        FORM OF NOTICE OF EFFECTIVENESS
                           OF REGISTRATION STATEMENT

[TRANSFER AGENT]
Attn:
     -------------------

            Re:   MEDIX RESOURCES INC.
                  ------------------- -

Ladies and Gentlemen:

      We are counsel to MEDIX  RESOURCES  INC.,  a Colorado  corporation  (the
"Company"),  and have  represented the Company in connection with that certain
--------
Equity  Line of Credit  Agreement  (the  "Equity  Line of  Credit  Agreement")
                                          ----------------------------------
entered  into by and  among  the  Company  and  the  Investors  named  therein
(collectively,  the  "Investors")  pursuant to which the Company issued to the
                      ---------
Investors  shares of its  Common  Stock,  par  value  $0.001  per  share  (the
"Common Stock").  Pursuant to the Equity Line of Credit Agreement, the Company
-------------
also has entered into a Registration  Rights Agreement with the Investors (the
"Registration  Rights Agreement")  pursuant to which the Company agreed, among
 ------------------------------
other  things,  to  register  the  Registrable  Securities  (as defined in the
Registration  Rights  Agreement)  under the Securities Act of 1933, as amended
(the "1933 Act").  In  connection  with the  Company's  obligations  under the
      --------
Registration  Rights  Agreement,  on  ____________  ____,  the Company filed a
Registration  Statement on Form  ________  (File No.  333-_____________)  (the
"Registration  Statement")  with the Securities and Exchange  Commission  (the
------------------------
"SEC")  relating  to  the  Registrable  Securities  which  names  each  of the
----
Investors as a selling stockholder there under.

      In  connection  with the  foregoing,  we advise you that a member of the
SEC's  staff has  advised us by  telephone  that the SEC has  entered an order declaring the  Registration  Statement  effective under the 1933 Act at [ENTER
TIME  OF  EFFECTIVENESS]  on  [ENTER  DATE  OF  EFFECTIVENESS]  and we have no knowledge that any stop order suspending its  effectiveness has been issued or that any proceedings  for that purpose are pending  before,  or threatened by, the SEC and the  Registrable  Securities  are  available  for resale under the
1933 Act pursuant to the Registration Statement.

                                    Very truly yours,

                                    [ISSUER'S COUNSEL]

                                    By:
                                       ---------------------------------
cc:   [LIST NAMES OF Investors]